EQUITY	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
EQUITY

16. EQUITY

(a) Ordinary shares and Additional Paid in Capital

During six months ended June 30, 2025, the Company issued 500,000 shares of Class A ordinary shares for financial consulting service at fair value of $354,950.

As disclosed in Note 13, during 2025, the Company issued 2,688,514 shares of Class A ordinary shares upon conversion of $1,687,108 convertible debt principal and accrued interest.

On March 30, 2026, the Company completed a public offering pursuant to which it issued 1,273,424 Class A ordinary shares, 2,648,143 pre-funded warrants (the “Pre-Funded Warrants”), 3,921,567 Series A warrants (the “Series A Warrants”) and 3,921,567 Series B warrants (the “Series B Warrants”) for aggregate gross proceeds of approximately $2.0 million. After deducting placement agent fees and other offering expenses, net proceeds from the issuance of shares of Class A ordinary in the offering were $1,820,746.

The Pre-Funded Warrants have an exercise price of $0.001 per Class A ordinary share, are immediately exercisable and remain outstanding until exercised in full. The Series A Warrants and Series B Warrants have an initial exercise price of $0.561 per Class A ordinary share, are immediately exercisable and expire two years from issuance. The Series B Warrants also provide for a zero cash exercise option pursuant to which a holder may receive up to five Class A ordinary shares for each Series B Warrant exercised without payment of an exercise price.

The Company determined that the Pre-Funded Warrants, Series A Warrants and Series B Warrants qualify for equity classification. Accordingly, the net proceeds from the offering were recorded within shareholders’ equity, with the par value of the Class A ordinary shares issued recorded as ordinary shares and the remaining net proceeds recorded as additional paid-in capital. The equity-classified warrants are not subsequently remeasured.

On June 24, 2026, HZ Global Inc. exercised 600,000 Pre-Funded Warrants at an exercise price of $0.001 per share. The Company received $600 in cash proceeds and issued 600,000 Class A ordinary shares upon such exercise. No gain or loss was recognized in connection with the exercise.

As of June 30, 2026, 2,048,143 Pre-Funded Warrants, 3,921,567 Series A Warrants and 3,921,567 Series B Warrants remained outstanding. The outstanding Series B Warrants may be exercised pursuant to the zero cash exercise option for up to 19,607,835 Class A ordinary shares.

(b) Statutory Reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Net income after taxation can be made up for the cumulative prior years’ losses, if any before allocated to the “Statutory reserve”. Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors of the Company. As of June 30, 2026 and December 31, 2025, statutory reserve provided were $164,444 and $164,444, respectively.